UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2011

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 10, 2011, Universal Truckload Services, Inc., or the Company, held its 2011 Annual Shareholders’ Meeting. The Company’s shareholders considered four proposals, each of which is described in the Proxy Statement dated April 29, 2011 for the meeting. A total of 15,514,507, or 99.3% of the total shares outstanding, were represented in person or by proxy. The final results of votes with respect to the proposals submitted for shareholder vote at the 2011 Annual Shareholders’ Meeting are set forth below.

Proposal 1 - Election of Directors

The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Company’s proxy statement dated April 29, 2011. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

	For	Withheld
Donald B. Cochran	14,682,917	777,591
Matthew T. Moroun	13,770,882	1,689,626
Manuel J. Moroun	13,768,449	1,692,059
Frederick P. Calderone	14,626,865	833,643
Joseph J. Casaroll	15,416,838	43,670
Daniel J. Deane	15,391,800	68,708
Daniel C. Sullivan	14,660,245	800,263
Richard P. Urban	15,416,838	43,670
Ted B. Wahby	13,975,775	1,484,733

There were 53,999 broker non-votes with respect to this proposal.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2011. The votes on this proposal were as follows:

For	Against	Abstain
15,512,464	150	1,893

There were no broker non-votes with respect to this proposal.

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s shareholders voted upon and approved the following resolution:

“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the 2010 compensation of our named executive officers, as described in the “Compensation Discussion and Analysis” section, the “Summary Compensation Table”, and the accompanying narrative disclosure, as set forth in the Proxy Statement for the 2011 Annual Shareholders Meeting.”

The votes on this proposal were as follows:

For	Against	Abstain
15,065,574	394,023	911

There were 53,999 broker non-votes with respect to this proposal.

Proposal 4 – Advisory Vote on Frequency of the Vote on Executive Compensation

The Company’s shareholders voted upon and approved the option of “Every Three Years” as the preferred frequency for future advisory votes on the approval of Executive Compensation. The votes on this proposal were as follows:

1 Year	2 Years	3 Years	Abstain
3,516,107	1,351	11,942,259	791

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: June 13, 2011	/s/ Robert E. Sigler
Robert E. Sigler
Vice President, Chief Financial Officer, Secretary and Treasurer